EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

 OF THE PULSE NETWORK, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of The Pulse Network, Inc. for the quarter ended December 31, 2014, the undersigned, Stephen Saber, President of The Pulse Network, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of The Pulse Network, Inc.

Date: February 17, 2015	By:	/s/ Stephen Saber
Stephen Saber
Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)